UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50368

DE	26-1631624
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices, including zip code)

(937) 382-5591

(Registrant’s telephone number, including area code)

ABX Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 30, 2010, Air Transport Services Group, Inc. (“ATSG”), entered into new long-term agreements under which the subsidiaries of ATSG will continue providing aircraft and operating support to the U.S. portion of DHL’s international logistics network. The principal operating agreements are:

•

A new five-year Air Transportation Services Agreement between ATSG’s subsidiary, ABX Air, Inc. (“ABX Air”) and DHL Network Operations (USA), Inc., which specifies the terms under which ABX Air will continue providing Boeing 767 freighter aircraft operating support to the U.S. portion of DHL’s international logistics network on a primarily fixed-price, rather than cost-plus basis. The agreement covers Crew, aircraft Maintenance and Insurance (“CMI”) services necessary to initially operate thirteen scheduled Boeing 767 freighter aircraft in DHL’s domestic cargo network through March 2015, with an option for the parties to extend the agreement through March 2020.

•

Seven-year lease agreements between Cargo Aircraft Management, Inc. (“CAM”), ATSG’s aircraft leasing subsidiary, as lessor, and DHL Network Operations (USA), Inc., as lessee, covering thirteen Boeing 767 freighter aircraft, including four aircraft on which DHL held an option to lease under an agreement struck in June 2009. Seven of the thirteen leases became effective on April 1, 2010, with all thirteen targeted to be in place by April 2011, predicated on the conversion schedule for standard 767 freighter door modifications currently underway. ABX will provide interim Boeing 767 freighter aircraft under similar economic terms as required by DHL until such time as all freighter door modifications are completed.

•

ATSG, ABX Air, DHL Network Operations (USA), Inc., DHL Express (USA), Inc. and DPWN Holdings (USA), Inc. also entered into an agreement terminating the current ACMI Service Agreement between DHL Network Operations (USA), Inc. and ABX Air, which had been in place since August 15, 2003 and was set to expire August 15, 2010. The termination agreement covers the settlement and release of all residual liabilities and commitments related to the ACMI Service Agreement and former Hub and Line-haul Services Agreement between DHL Express (USA), Inc. and ABX Air, as well as the Severance and Retention Agreement between DPWN Holdings (USA), Inc. and ABX Air.

Additional key features of these agreements, as well as other significant items agreed between the parties, are described more fully in the press release enclosed herewith as Exhibit 99.1 and which is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits

The following exhibits are being furnished as part of this Form 8-K:

(a) — (c). None

(d).

Exhibit No.	Description

99.1	Press Release of Air Transport Services Group, Inc. dated March 30, 2010.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2010	AIR TRANSPORT SERVICES GROUP, INC.

	By:	/s/ W. Joseph Payne
W. Joseph Payne
Sr. Vice President
Corporate General Counsel & Secretary